Revenue	12 Months Ended
Mar. 31, 2022
Text block [abstract]
Revenue
6. Revenue

For the year ended March 31,	2020	2021	2022	2022
	( ₹ in million)	( ₹ in million)	( ₹ in million)	(US dollars in million)
Sale of products	816,558	851,244	1,295,098	17,070
Sale of services	2,159	2,239	3,007	40
Revenue from contingent rents	16,729	15,147	13,812	182

	835,446	868,630	1,311,917	17,292

a)
Revenue from sale of products and from sale of services comprises of revenue from contracts with customers of
₹
 818,952 million,
₹
 855,444 million and
₹
 1,311,005 million ($ 17,280
million) for the years ended March 31, 2020, March 31, 2021 and March 31, 2022, respectively, and a net loss on mark-to-market of
₹
 12,995 million,
₹
 1,961 million and
₹
 12,900 million ($ 170
million) on account of gains/losses relating to sales of product that were provisionally priced as at the beginning of the respective year with the final price settled during the subsequent year
s
ended March 31, 2020, March 31, 2021 and March 31, 2022, respectively, gains / losses relating to sales of product fully priced during the respective year, and marked to market gains/ losses relating to sales of product that were provisionally priced as at the end of the respective year.

b)
Government of India (GoI) vide Office Memorandum (“OM”) No.
O-19025/10/2005-ONG-DV
dated February 01, 2013 allowed for Exploration in the Mining Lease Area after expiry of Exploration period and prescribed the mechanism for recovery of such Exploration Cost incurred. Vide another Memorandum dated October 24, 2019, GoI clarified that all approved Exploration costs incurred on Exploration activities, both successful and unsuccessful, are recoverable in the manner as prescribed in the OM and as per the provisions of PSC. Accordingly, during the year ended March 31, 2020, the Group has recognized revenue of
₹
 12,760 million for past exploration costs, through increased share in the joint operations revenue as the Group believes that cost recovery mechanism prescribed under the
OM is not applicable to its Joint operation partner, view which is also supported by an independent legal opinion. However, the Joint operation partner carries a different understanding and the matter is pending resolution.

c)
Majority of the Group’s sales are against advances or are against letters of credit/cash against documents/guarantees of banks of national standing. Where sales are made on credit, the amount of consideration does not contain any significant financing component as payment terms are within three months.

As per the terms of the contract with its customers, either all performance obligations are to be completed within one year from the date of such contracts or the Group has a right to receive consideration from its customers for all completed performance obligations. Accordingly, the Group has availed the practical expedient available under paragraph 121 of IFRS 15 and dispensed with the additional disclosures with respect to performance obligations that remained unsatisfied (or partially unsatisfied) at the reporting date. Further, since the terms of the contracts directly identify the transaction price for each of the completed performance obligations, in all material respects, there are no elements of transaction price which have not been included in the revenue recognised in the financial statements.
Further, there is no material difference between the contract price and the revenue from contract with customers.